Exhibit 3.618

Form LLC-5.5	Illinois	This space for use by
January 1995	Limited Liability Company Act	Secretary of State
George H. Ryan	Articles of Organization
Secretary of State	Filing Fee $500.
Department of Business Services	SUBMIT IN DUPLICATE	FILED
Limited Liability Company Division	Must be typewritten	FEB 20 1996
Room 359, Howlett Building
Springfield, IL 62756	This space for use by Secretary of State	LIMITED LIABILITY CO. DIV.

Payment must be made by certified	Date 02-20-1996	GEORGE H. RYAN
check, cashier’s check, Illinois	Assigned File # 0005-869-6	SECRETARY OF STATE
attorney’s check, Illinois C.P.A.’s check	Filing Fee $500.00
or money order, payable to “Secretary	Approved: /s/ [ILLEGIBLE]
of State.”
1.	Limited Liability Company Name: Liberty Waste Services of Illinois, L.L.C.

(The LLC name must contain the words limited liability company or L.L.C. and cannot contain the terms corporation, corp., incorporated, inc., ltd., co., limited partnership, or L.P.)

2.	Transacting business under an assumed name: ☑ Yes ☐ No.

(If YES, a Form LLC-1.20 is required to be completed and attached to these Articles.)

3.	The address, including county, of its principal place of business: (Post office box alone and c/o are unacceptable.)

P.O. Box 97, East Route 16, Litchfield, Illinois 62056 Montgomery Co.

4.	Federal Employer Identification Number (F.E.I.N.): applied for

5.	The Articles of Organization are effective on: (Check one)

a)	☑ the filing date, or b) another date later than but not more than 60 days subsequent to the filing date:
(month, day, year)
6.	The registered agent’s name and registered office address is:

Registered agent:	Illinois Corporation Service Company

First Name Middle Initial Last Name

Registered Office:	700 South Second Street

(P.O. Box alone and	Number Street suite #
c/o are unacceptable)	Springfield 62704 Sangamon

City Zip Code County
7.	Purpose or purposes for which the LLC is organized: Include the business code # (from IRS Form 1065)

(If not sufficient space to cover this point, add one or more sheets of this size.)

Any lawful business for which limited* Illinois Limited Liability Company

Act, 805 ILCS 180/1-1 et seq.

*	liability companies may be organized under # 8834

8.	The latest date the company is to dissolve December 31, 2030
(month, day, year)
And other events of dissolution enumerated on an attachment. (Optional)

(ILL. — LLC 3333 — 8/16/95)

ATTACHMENT
Continuation of 10(b): Member names and addresses
Liberty Waste Services, Ltd.
P.O. Box 454
Napoleon, Ohio 43545
EIN #34-1812746
Mr. Derk Ball
P.O. Box 42788
Evergreen Park, IL 60805

Form LLC-5.25	Illinois	This space for use by
January 1994	Limited Liability Company Act	Secretary of State
George H. Ryan	Articles of Amendment
Secretary of State	Filing Fee $100.
Department of Business Services	SUBMIT IN DUPLICATE	FILED
Limited Liability Company Division	Must be typewritten	SEP 23 [ILLEGIBLE]
Room 357, Howlett Building
Springfield, IL 62756	This space for use by Secretary of State	LIMITED LIABILITY CO. DIV
Payment may be made by business	Date 9-23-96	GEORGE H. RYAN
firm check payable to Secretary of State.	Assigned File # 00058696	SECRETARY OF STATE
(If check is returned for any reason this	Filing Fee $100.00
filing will be void.)	Approved: /s/ [ILLEGIBLE]
1.	Limited Liability Company name: Liberty Waste Services of Illinois, L.L.C.

2.	File number assigned by the Secretary of State: 0005-869-6

3.	Federal Employer Identification Number (F.E.I.N.): 521960161

4.	These Articles of Amendment are effective on ☑ the file date or a later date being , not to exceed 30 days after the file date.

5.	The Articles of Organization is amended as follows: (Attach a copy of the text of each amendment adopted.)

(Address changes of P.O. Box and c/o are unacceptable)
☑ a)	Admission of a new member (give name and address below)

☐ b)	Admission of a new manager (give name and address below)

☑ c)	Withdrawal of a member (give name below)

☐ d)	Withdrawal of a manager (give name below)

☐ e)	Change in the address of the office at which the records required by Section 1-40 of the Act are kept (give new address, including county below)

☐ f)	Change of registered agent and/or registered agent’s office (give new name and address, including county below)

☐ g)	Change in the limited liability company’s name (list below)

☐ h)	Change in date of dissolution or other events of dissolution enumerated in item 8 of the Articles of Organization

☐ i)	Other (give information below)

Withdrawing member:	New member:

Mr. Derk Ball	Laurel Mountain Partners LLP
P.O. Box 42788	CNG Tower, Suite 3100
Evergreen Park, IL 60805	Liberty Avenue
Pittsburgh, PA 15222

*	The members were listed incorrectly on the original filing.

LLC 11

(ILL. - LLC - 3334 - 3/21/94)

LLC-5.25
6.	This amendment was adopted by the managers. S. 5-25(3) ☐ Yes ☑ No
a)	The majority of the managers so approved. ☐ Yes ☑ No

b)	Member action was not required. ☐ Yes ☑ No
7.	This amendment was adopted by the members. S. 5-25(4) ☑ Yes ☐ No
a)	At a meeting of the members, with the required number of affirmative votes necessary to adopt the amendment.
☐ Yes     ☑ No
b)	Only by written consent signed by the members having the required number of votes necessary to adopt the amendment.
☑ Yes     ☐ No
8.	The undersigned affirms, under penalties of perjury, having authority to sign hereto, that this articles of amendment is to the best of my knowledge and belief, true, correct and complete.

Dated April 9, 1996.

/s/ Jeffrey D. Kendall

(Signature)

Jeffrey D. Kendall/ President

(Type or print Name and Title)

Liberty Waste Services, Ltd./Member

(If applicant is a company or other entity, state name of company and indicate whether it is a member or manager of the LLC.)

Form LLC-5.25	Illinois	This space for use by
January 1998	Limited Liability Company Act	Secretary of State
George H. Ryan	Articles of Amendment
Secretary of State	Filing Fee (see note).
Department of Business Services	SUBMIT IN DUPLICATE	FILED
Limited Liability Company Division	Must be typewritten	APR 14 1998
Room 359, Howlett Building
Springfield, IL 62756	This space for use by Secretary of State	LIMITED LIABILITY CO. DIV
http://www.sos.state.il.us		GEORGE H. RYAN
Payment may be made by business	Date [ILLEGIBLE]	SECRETARY OF STATE
firm check payable to Secretary of State.	Assigned File #
(If check is returned for any reason this	Filing Fee $ 100
filing will be void.)	Approved:
1.	Limited Liability Company name Liberty Waste Services of Illinois, L.L.C.

2.	File number assigned by the Secretary of State: 00058696

3.	Federal Employer Identification Number (F.E.I.N.): 52-1960161

4.	These Articles of Amendment are effective on ☑ the file date or a later date being , not to exceed 30 days after the file date.

5.	The company has elected in its operating agreement to be governed by the amendatory Act of 1997:
     ☑ Yes      ☐ No
6.	The Articles of Organization are amended as follows: (Attach a copy of the text of each amendment adopted.)

(Address changes of P.O. Box and c/o are unacceptable)
☐ a)	Admission of a new member (give name and address below)

☐ b)	Admission of a new manager (give name and address below)

☐ c)	Withdrawal of a member (give name below)

☐ d)	Withdrawal of a manager (give name below)

☐ e)	Change in the address of the office at which the records required by Section 1-40 of the Act are kept (give new address, including county below)

☐ f)	Change of registered agent and/or registered agent’s office (give new name and address, including county below)

☐ g)	Change in the limited liability company’s name (list below)

☐ h)	Change in date of dissolution or other events of dissolution enumerated in item 8 of the Articles of Organization

☑ i)	Other (give information below)
i)	Liberty Waste Services of Illinois, L.L.C. (the “LLC”) is not managed by members. The LLC is managed under the direction of the following managers:

Jeffrey D. Kendall	625 Liberty Avenue, Pittsburgh, PA 15222
Donald E. Rea	625 Liberty Avenue, Pittsburgh, PA 15222
James Van Poppel	625 Liberty Avenue, Pittsburgh, PA 15222
LLC-11.1

LLC-5.25
7.	This amendment was adopted by the managers. S. 5-25(3) ☐ Yes ☑ No
a)	Not less than minimum number of managers so approved. ☐ Yes ☑ No

b)	Member action was not required. ☐ Yes ☑ No
8.	This amendment was adopted by the members. S. 5-25(4) ☑ Yes ☐ No

Not less than minimum number of members so approved.

9.	The undersigned affirms, under penalties of perjury, having authority to sign hereto, that this articles of amendment is to the best of my knowledge and belief, true, correct and complete.

Dated March 31, 1998.

/s/ Jeffrey D. Kendall

(Signature)

Jeffrey D. Kendall, President

(Type or print Name and Title)

Liberty Waste Services, Ltd., Member

(If applicant is a company or other entity, state name of company and indicate whether it is a member or manager of the LLC.)
NOTE: *	If the company has elected in its operating agreement to be governed by the amendatory Act of 1997, and the only change is a change in the registered agent and/or registered office, the filing fee is $25.

If the company has not elected in its operating agreement to be governed by the amendatory Act of 1997, and/or other changes are also reported, the filing fee is $100.